                                                                  Exhibit (n)(2)

                                   APPENDIX A

                                                            Maximum                                Maximum    Conversion
                                                          Shareholder   Maximum                    Initial     Features/
              BGIF              Maximum   Administration   Servicing   Processing     Minimum       Sales      Exchange
        Multi-Class Funds      12b-1 Fee       Fee          Fee(1)       Fee/1/     Investment   Charge/CDSC  Privileges
-----------------------------  ---------  --------------  -----------  ----------  ------------  -----------  ----------
1.  Institutional Money
    Market Fund
    Aon Captives Share Class     0.10%         0.05%          0.05%        None      $500,000         None        None
    Institutional Class          None          0.05%          0.05%        None    $100 million       None        None
    Capital Share Class          None          0.07%          0.07%        None     $25 million       None        None
    Premium Class                None          0.10%          0.10%        None     $10 million       None        None
    Select Class                 None          0.15%          0.15%        None     $1 million        None        None
    SL Agency Share Class        None          0.02%          None         None       N/A/2/          None        None
    Trust Class                  None          0.38%          0.25%       0.13%      $100,000         None        None

2.  LifePath Retirement
    Portfolio
    Class I                      None          0.50%          0.25%        None    $1 million /3/     None        None
    Class R                      0.25%         0.50%          0.25%        None      $100,000         None        None
    Class R-1                    0.25%         0.75%          0.25%       0.25%         N/A           None        None
    Class S                      None          0.15%          None         None       N/A/4/          None        None

3.  LifePath 2010 Portfolio
    Class I                      None          0.50%          0.25%        None    $1 million /3/     None        None
    Class R                      0.25%         0.50%          0.25%        None         N/A           None        None
    Class S                      None          0.15%          None         None       N/A/4/          None        None

4.  LifePath 2020 Portfolio
    Class I                      None          0.50%          0.25%        None    $1 million /3/    None        None
    Class R                      0.25%         0.50%          0.25%        None      $100,000         None        None
    Class R-1                    0.25%         0.75%          0.25%       0.25%         N/A           None        None
    Class S                      None          0.15%          None         None       N/A/4/          None        None

5.  LifePath 2030 Portfolio
    Class I                      None          0.50%          0.25%        None    $1 million /3/     None        None
    Class R                      0.25%         0.50%          0.25%        None      $100,000         None        None
    Class R-1                    0.25%         0.75%          0.25%       0.25%         N/A           None        None
    Class S                      None          0.15%          None         None       N/A/4/          None        None

6.  LifePath 2040 Portfolio
    Class I                      None          0.50%          0.25%        None    $1 million /3/     None        None
    Class R                      0.25%         0.50%          0.25%        None      $100,000         None        None
    Class R-1                    0.25%         0.75%          0.25%       0.25%         N/A           None        None
    Class S                      None          0.15%          None         None       N/A/4/          None        None

7.  LifePath 2050 Portfolio
    Class I                      None          0.50%          0.25%        None    $1 million /3/     None        None
    Class R                      0.25%         0.50%          0.25%        None      $100,000         None        None
    Class R-1                    0.25%         0.75%          0.25%       0.25%         N/A           None        None
    Class S                      None          0.15%          None         None       N/A/4/          None        None

8.  Prime Money Market Fund
    Institutional Class          None          0.05%          0.05%        None    $100 million       None        None
    Capital Share Class          None          0.07%          0.07%        None     $25 million       None        None
    Premium Class                None          0.10%          0.10%        None     $10 million       None        None
    Select Class                 None          0.15%          0.15%        None     $1 million        None        None
    SL Agency Share Class        None          0.02%          None         None       N/A/2/          None        None
    Trust Class                  None          0.38%          0.25%       0.13%      $100,000         None        None

9.  Government Money Market
    Fund
    Institutional Class          None          0.05%          0.05%        None    $100 million       None        None
    Capital Share Class          None          0.07%          0.07%        None     $25 million       None        None
    Premium Class                None          0.10%          0.10%        None     $10 million       None        None
    Select Class                 None          0.15%          0.15%        None     $1 million        None        None
    SL Agency Share Class        None          0.02%          None         None       N/A/2/          None        None
    Trust Class                  None          0.38%          0.25%       0.13%      $100,000         None        None

10. Treasury Money Market
    Fund
    Institutional Class          None          0.05%          0.05%        None    $100 million       None        None
    Capital Share Class          None          0.07%          0.07%        None     $25 million       None        None
    Premium Class                None          0.10%          0.10%        None     $10 million       None        None
    Select Class                 None          0.15%          0.15%        None     $1 million        None        None
    SL Agency Share Class        None          0.02%          None         None       N/A/2/          None        None
    Trust Class                  None          0.38%          0.25%       0.13%      $100,000         None        None

11. BGI CoreAlpha Bond Fund
    Class S                      None          0.15%           N/A         N/A          N/A           None        None

/1/ All shareholder servicing fees and processing fees will be paid by the Funds' administrator; so shareholders will not bear any of these fees in addition to the administration fee.

/2/ Although the Class SL Agency shares do not have a minimum investment, they shall only be made available to clients of BGI and its affiliates for the investment of securities lending collateral.

/3/  For direct investments only.

/4/ Although the Class S shares do not have a minimum investment, they shall only be made available to plans that have certified to having, or that the Funds' administrator or investment adviser reasonably believes to have, aggregate plan assets of $750 million or more.

Amended and approved by the Board of Trustees of Barclays Global Investors Funds on September 3, 2009.